                                                                    EXHIBIT 99.2

                     [Letterhead of Chapman and Cutler LLP]

                                  July 29, 2003

TO THE PARTIES LISTED
ON SCHEDULE A HERETO

         Re:    Sequoia Mortgage Trust 2003-4

Ladies and Gentlemen:

         You have requested our opinion in connection with certain federal income tax matters related to Sequoia Mortgage Trust 2003-4 (the "Trust Fund") and the $515,039,459 Sequoia Mortgage Trust 2003-4 Mortgage Pass-Through Certificates issued with respect thereto (the "Certificates"). The Trust Fund was established by Sequoia Residential Funding, Inc. (the "Depositor") pursuant to the Pooling and Servicing Agreement, dated as of July 1, 2003 (the "Pooling and Servicing Agreement"), between the Depositor and Wells Fargo Bank Minnesota, National Association, as Trustee. The Certificates are being issued pursuant to the Pooling and Servicing Agreement. Reference is hereby made to the Depositor's Universal Shelf Registration Statement on Form S-3 (Registration Statement No. 333-103634) filed with the Securities and Exchange Commission under the Securities Act of 1933 on March 6, 2003 and declared effective on or about March 21, 2003, and to the Prospectus, dated July 24, 2003 (the "Prospectus") and the Prospectus Supplement, dated July 24, 2003 (the "Prospectus Supplement") included in such Registration Statement. Each capitalized term used but not defined herein has the meaning assigned thereto in the Pooling and Servicing Agreement.

         We have acted as special tax counsel to the Depositor in connection with the above transaction and have assisted in the preparation of the federal income tax summaries set forth in the Prospectus and the Prospectus Supplement used in connection with the issuance of the Certificates. In formulating our opinions, we have reviewed copies of (i) the Prospectus and Prospectus Supplement, (ii) the Pooling and Servicing Agreement and the forms of Certificates issued pursuant thereto, (iii) the Mortgage Loan Purchase and Sale Agreement, (iv) the Purchase Agreements and the Servicing Agreements, (v) the Acknowledgments, dated as of July 29, 2003, assigning rights under the Purchase Agreements and the Servicing Agreements, and (vi) such resolutions, certificates, records, and other documents provided by the Depositor as we have deemed necessary or appropriate as a basis for the opinions set forth below.

         In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals or finals, the conformity to original documents of all documents submitted to us as certified, conformed or other copies, and the authenticity of the originals of such copies. In rendering our opinions, we have assumed that the transactions described in or contemplated by the foregoing documents have been and will be consummated in accordance with the terms of such operative documents, and that such documents accurately reflect the material facts of such transactions.

         Our opinion is also based on the Internal Revenue Code of 1986, as amended, administrative rulings, judicial decisions, Treasury regulations and other applicable authorities. The statutory provisions,

TO THE PARTIES LISTED
ON SCHEDULE A HERETO
July 29, 2003
Page 2

regulations, and interpretations on which our opinion is based are subject to change, possibly retroactively. In addition, there can be no complete assurance that the Internal Revenue Service will not take positions contrary to the conclusions stated in our opinion.

         Based on the foregoing, we are of the opinion that, assuming (i) the making of a timely election to treat the Trust Fund as consisting of two Upper-Tier REMICs (the Upper-Tier Group 1 REMIC and the Upper-Tier Group 2 REMIC), one Middle-Tier REMIC and two Lower-Tier REMICs (the Lower-Tier Group 1 REMIC and the Lower-Tier Group 2 REMIC), each comprised of the assets and interests specified in the Pooling and Servicing Agreement (and, in particular, excluding from the assets of each of the Upper-Tier REMICs, the Middle-Tier REMIC and the Lower-Tier REMICs the Reserve Funds and the Additional Collateral) and (ii) compliance with the provisions of the Pooling and Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Purchase Agreements, the Servicing Agreements and the Acknowledgments, for federal income tax purposes:

         1. the statements in the Prospectus under the heading "Federal Income Tax Consequences," as supplemented or modified by the statements in the Prospectus Supplement under the heading "Federal Income Tax Consequences," to the extent that they constitute matters of law or legal conclusions with respect to federal income tax matters, are correct in all material respects;

         2. the Trust Fund will consist of five segregated asset pools, referred to as the Lower-Tier Group 1 REMIC, the Lower-Tier Group 2 REMIC, the Middle-Tier REMIC, the Upper-Tier Group 1 REMIC and the Upper-Tier Group 2 REMIC, respectively, each of which will qualify as a REMIC within the meaning of Section 860D of the Code;

         3. the Class 1-A-1, Class 1-A-2, Class 1-X-1A, Class 1-X-1B, Class 1-X-2, Class 1-X-B, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5 and Class 1-B-6 Certificates will represent "regular interests" in the Upper-Tier Group 1 REMIC, the Class 2-A-1, Class 2-M-1, Class 2-X-1, Class 2-X-M, Class 2-X-B, Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates will represent "regular interests" in the Upper-Tier Group 2 REMIC, the Class 1-A-R Certificate will represent the sole "residual interest" in the Upper-Tier Group 1 REMIC, the Class 2-A-R Certificate will represent the sole "residual interest" in the Upper-Tier Group 2 REMIC, the Class MT-R Certificate will represent the sole "residual interest" in the Middle-Tier REMIC, the Class LTR-1 Certificate will represent the sole "residual interest" in the Lower-Tier Group 1 REMIC and the Class LTR-2 Certificate will represent the sole "residual interest" in the Lower-Tier Group 2 REMIC, each within the meaning of Section 860G of the Code as in effect on the date hereof;

         4. the Group 1 Reserve Fund is an "outside reserve fund" that is beneficially owned by the Class 1-X-1A, Class 1-X-1B, Class 1-X-2 and Class 1-X-B Certificate Owners and the Group 2 Reserve Fund is an "outside reserve fund" that is beneficially owned by the Class 2-X-1, Class 2-X-M and Class 2-X-B Certificate Owners; and

TO THE PARTIES LISTED
ON SCHEDULE A HERETO
July 29, 2003
Page 3

         5. the rights of the Certificate Owners with respect to the Reserve Funds represent, for federal income tax purposes, contractual rights that are separate from their regular interests within the meaning of Treasury Regulations Section 1.860G-2(i).

         Other than as expressly stated above, we express no opinion on any issue relating to the Depositor, the Trust Fund, or to any other securities issued by them, or under any law other than the federal income tax laws.

         We are furnishing this opinion to you solely in connection with the initial sale of the Certificates and it is not to be relied upon, used, circulated, quoted or otherwise referred to for any other purpose without our express written permission.

                                           Very truly yours,

                                           /s/ Chapman and Cutler LLP

                                   SCHEDULE A

Redwood Trust, Inc.
591 Redwood Highway
Suite 3100
Mill Valley, CA 94941

Sequoia Residential Funding, Inc.
591 Redwood Highway
Suite 3160
Mill Valley, CA 94941

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036

Greenwich Capital Markets, Inc.
600 Steamboat Road
Greenwich, CT 06830

Merrill Lynch, Pierce,
  Fenner & Smith Incorporated
4 World Financial Center, 10/F
New York, NY 10080

Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, NY 10179

Wells Fargo Bank Minnesota,
 National Association
9062 Old Annapolis Road
Columbia, MD 21045